Exhibit 10.1

AMENDMENT NO. 1 TO DEVELOPMENT, COMMERCIALIZATION AND SUPPLY AGREEMENT

This Amendment No. 1 (this “Amendment”) is made as of November 6, 2012 (the “Amendment No. 1 Effective Date”) by and among Pfizer Inc., a Delaware corporation (“Pfizer”), Auxilium Pharmaceuticals, Inc., a Delaware corporation (“Auxilium Pharmaceuticals”) and Auxilium International Holdings, Inc., a Delaware corporation (“Auxilium International”, together with Auxilium Pharmaceuticals, “Auxilium”). Pfizer and Auxilium are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Pfizer and Auxilium are parties to that certain Development, Commercialization and Supply Agreement, dated as of December 17, 2008 (the “Agreement”), relating to the development, commercialization and supply of Product for the Field (as such terms are defined in the Agreement);

WHEREAS, the Parties mutually desire to terminate the Agreement as of April 24, 2013 and accordingly desire to amend the Agreement in accordance with the terms set forth in this Amendment; and

WHEREAS, Section 16.1 of the Agreement requires any amendment of the Agreement to be in writing and executed by the Parties.

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual representations, warranties and covenants contained in this Amendment, and for other good and valuable consideration, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

All capitalized terms not otherwise defined in this Amendment have the respective meanings given to them in the Agreement.

ARTICLE 2

AMENDMENTS

2.1                               New Section 13.6.  A new Section 13.6 shall be added to the Agreement as follows:

“13.6                  Mutual Termination Date.  Notwithstanding anything in this Agreement to the contrary, unless terminated earlier in accordance with this Agreement, Auxilium and Pfizer each mutually agree that this Agreement shall terminate on April 24, 2013 (the “Mutual Termination Date”).  Prior to the Mutual Termination Date, the Parties shall continue to perform all of their respective obligations under this Agreement, subject to the terms and conditions of this Agreement.  For clarity, the Parties acknowledge and agree that the termination of this Agreement under this Section 13.6 does not constitute expiration of this Agreement pursuant to Section 13.1.”

2.2                               Amendment to Section 14.1.  The heading and introductory clause at the beginning of Section 14.1 of the Agreement, up to but not including Sections 14.1.1 through 14.1.5, is hereby deleted in its entirety and replaced with the following:

“14.1                  Termination by Auxilium and Certain Terminations by Pfizer; Mutual Termination.  Without limiting any other legal or equitable remedies that a Party may have, if this Agreement is terminated by Auxilium in accordance with Section 13.3 or Section 13.5, or if this Agreement is terminated in accordance with Section 13.2 and Pfizer is the Breaching Party, or if this Agreement is terminated by Pfizer in accordance with Section 13.4, or upon the termination of this Agreement by operation of Section 13.6, then the following provisions shall apply:”

ARTICLE 3

MISCELLANEOUS

3.1                               Reaffirmation.  The Parties agree that, except as specifically amended by this Amendment, the Agreement, including Section 14.5 of the Agreement, continues to remain in full force and effect in accordance with its terms.

3.2                               Applicability of Certain Agreement Provisions; Non-Original Signatures.  The provisions of Sections 16.4, 16.10 and 16.11 of the Agreement, applied as if references in such Sections to “this Agreement” instead were references to “this Amendment,” shall apply to this Amendment as if fully set forth herein.  A copy or a facsimile of a signature shall be binding upon the signatory as if it were an original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed by their duly authorized representative as of the date first set forth above.

PFIZER INC.

By:	/s/ Geno J. Germano
Name: Geno J. Germano
Title: Nov. 5, 2012

AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ Adrian Adams
Name: Adrian Adams
Title: Chief Executive Officer and President

AUXILIUM INTERNATIONAL HOLDINGS, INC.

By:	/s/ James Englund
Name: James Englund
Title: President